Filed with the Securities and Exchange Commission on April 13, 2026
REGISTRATION NO. 333-270987

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 3

EVERLAKE LIFE INSURANCE COMPANY
(Name of Insurance Company)

3100 SANDERS ROAD, SUITE 303
NORTHBROOK, ILLINOIS 60062
(Address of Insurance Company’s principal executive offices)

(847) 665-9930
(Insurance Company’s Telephone Number, including Area Code)

ANGELA FONTANA
DIRECTOR, SENIOR VICE PRESIDENT, CHIEF LEGAL OFFICER AND SECRETARY
EVERLAKE LIFE INSURANCE COMPANY
3100 SANDERS ROAD, SUITE 303
NORTHBROOK, ILLINOIS 60062-7127
(Name and address of agent for service)

COPIES TO:
RICHARD CHOI
CARLTON FIELDS, P.A.
1625 EYE STREET NW, SUITE 800
WASHINGTON, DC 20006

Approximate Date of Proposed Public Offering: Continuously on and after the effective date of this Registration Statement

It is proposed that this filing become effective: (check appropriate box)

□	immediately upon filing pursuant to paragraph (b) of Rule 485
⊠	on May 1, 2026 pursuant to paragraph (b) of Rule 485
□	60 days after filing pursuant to paragraph (a)(i) of Rule 485
□	on _______ pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:

□	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

□	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
□	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
□

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

⊠	Insurance Company relying on Rule 12h-7 under the Exchange Act
□	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act

Market Value Adjusted Fixed Account Under Certain Variable Annuity Contracts
(AIM Lifetime Plus, AIM Lifetime Plus II, and AIM Lifetime Enhanced Choice)
Registered Separate Account: Everlake Financial Advisors Separate Account I
Issued by: Everlake Life Insurance Company (“Everlake Life”)
Everlake Life Insurance Company
Street Address: 5801 SW 6th Ave., Topeka, KS 66606-0001
Mailing Address: P.O. Box 758543, Topeka, KS 66675-8566
Telephone Number: 1-800-457-7617
Fax: 1-785-228-4584

Prospectus dated May 1, 2026

This prospectus describes the  Guaranteed Maturity Fixed Account option (the “MVA Account Option”) offered by Everlake Life Insurance Company (“ELIC”). The  MVA Option is available only under the following variable annuity contracts that we offer: AIM Lifetime Plus, AIM Lifetime Plus II, and AIM Lifetime Enhanced Choice  (the “Contracts” or “Annuities”). None of those Contracts currently are offered for new sales. However, you may be able to make additional purchase payments and allocate additional purchase payments or amounts of Contract Value to the  MVA Account Option. This Prospectus does not describe all of the benefits and terms of the Contracts themselves or the investment options other than the MVA Account Options. For information about the Contracts you should consult the most recent prospectus for the Contracts (the “Variable Product Prospectuses”), which can requested by calling 1-800-457-7617. For additional information about the Variable Options, you should consult the most recent prospectuses for the portfolios underlying the Variable Options  which can be requested by calling 1-800-457-7617.

This prospectus describes all the investment options, features, and benefits that we make available under the Annuity. The availability of investment options, features and benefits described in this prospectus may vary depending on the broker-dealer through which the Contract is sold (“financial intermediary variations”). We have identified all such financial intermediary variations that are known or reasonably available to us. Financial intermediary variations may be imposed by some broker-dealers without our knowledge. For example, your Financial Professional may not recommend a particular investment option or benefit to you because of a decision by the Financial Professional’s broker-dealer not to offer that investment option or benefit to its customers. Taking into consideration the breadth of our distribution network, we are unable to obtain information about all financial intermediary variations without unreasonable effort or expense. You should discuss with your Financial Professional any limitations, restrictions, or other variations related to the investment options, benefits or other features available to you through your Financial Professional.

In addition to the Variable Options  and any fixed allocations that are not subject to a Market Value Adjustment, your Annuity allows you to allocate a portion of your Account Value and/or purchase payments to the MVA Account Option described in this prospectus, under which we credit a fixed interest rate to the MVA Account Option so long as you remain invested for a set period of time called a “Guarantee Period.” See “Appendix A” for additional information about the MVA Account Option.

This prospectus provides a description of the material features of the MVA Account Option  under your Annuity. Please read this prospectus and keep it for future reference. Your Contract is a complex investment that involves risks, including potential loss of principal.

Your Annuity is not a short-term investment and an investment in the MVA Account Option is not appropriate for an investor who needs ready access to cash. Withdrawals could result in withdrawal charges, taxes, tax penalties, and a Market Value Adjustment which could be negative and reduce the Contract Value and any benefits. In addition, the following transactions, when they occur more than 30 days after the Maturity Date, are subject to a Market Value Adjustment: (i) withdrawals (including partial withdrawals, full surrenders, automated withdrawals and Required Minimum Distributions), (ii) transfers, (iii) annuitization, and (iv) the payment of a death benefit based on account value. We will not apply a negative Market Value Adjustment to the payment of a death benefit.  In extreme circumstances, the maximum potential loss from a negative Market Value Adjustment is 100% of the amount invested in the Guarantee Period.

The Company’s obligations under your Annuity and the MVA Account Option are subject to its financial strength and claims-paying ability.

In compliance with U.S. law, ELIC delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.

The Annuities and the MVA Account Option are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, and are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment involves investment risks, including possible loss of value.

Additional information about certain investment products, including variable annuities and market value adjusted annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.

IMPORTANT NOTICES

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MVA-EVERLAKE3

Glossary of Terms

We set forth here definitions of some key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the sections of the prospectus that use such terms.

Accumulation Phase:  The period that begins on the date we issue your Contract (“Issue Date”) and continues until the Payout Start Date, which is the date we apply your money to provide income payments.

Accumulation Unit: A unit of measurement used to measure the value of your investment in the Variable Options during the Accumulation Phase. To determine the number of Accumulation Units of each Variable Option to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Option by (ii) the Accumulation Unit Value of that Variable Option next computed after we receive your payment or transfer.

Accumulation Unit Value: Each Variable Option has a separate value for its Accumulation Units (this is analogous to, but not the same as, the share price of a mutual fund).

Annuitant:  The individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plan 3).

Beneficiary(ies):  The person(s) or entity(ies), who will receive the benefits that the Contract provides when the last surviving Contract Owner dies, or, if the Contract Owner is a non-living person, an Annuitant dies. You may name one or more Primary and Contingent Beneficiaries when you apply for a Contract.

•	Primary Beneficiary- the person who may, in accordance with the terms of the Contract, elect to receive the death settlement (“Death Proceeds”) or become the new Contract Owner pursuant to the Contract if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract Owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.

•	Contingent Beneficiary- the person selected by the Contract Owner who will exercise the rights of the Primary Beneficiary if all named Primary Beneficiaries die before the death of the sole surviving Contract Owner.

Code:  The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

Contract: Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor STI, and Advisor Preferred STI,  are each an individual and group flexible premium deferred variable annuity contract between you, the Contract owner, and Everlake Life, a life insurance company. In certain states the Contract was available only as a group Contract. In these states, we issued you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to “Contract” in this prospectus include certificates unless the context requires otherwise.

Contract Anniversary:  Each twelve-month period from the date of your contract’s issue date.

Contract Value (“Account Value”): During the Accumulation Phase, your contract value is equal to the sum of the value of your Accumulation Units in the Variable Options you have selected, plus your value in the Fixed Account Option(s) offered by your Contract. Your contract value includes the value of any contract amounts allocated to the MVA Account Option.

Contract Year:  The annual period of time measured from the date we issue your Contract or a Contract Anniversary.

Custodial Account:  A trust or custodial account that qualifies as an individual retirement account as defined in Section 408(a) of the Code, including a Roth IRA that satisfies the definitions in Sections 408(a) and 408A of the Code.

Dollar Cost Averaging Program: A program that, during the Accumulation Phase, automatically transfers a fixed dollar amount on a regular basis from any Variable Option or any Fixed Account Option to any of the other Variable Options.

Fixed Account Options:  Investment Options offered through our general account that credit interest at rates we guarantee. The Fixed Account Options we offer include the Dollar Cost Averaging Fixed Account Option, the Standard Fixed Account Option, and the Market Value Adjusted Fixed Account Option (“MVA Account Option”). We may offer additional Fixed Account Options in the future. Some Options are not available in all states.

Free Withdrawal Amount:  An amount equal to 15% of all purchase payments  that are subject to a withdrawal charge as of the beginning of that Contract Year, plus 15% of the purchase payments added to the Contract during the Contract Year. You can withdraw up to the Free Withdrawal Amount each Contract Year without paying the withdrawal charge. Free withdrawals from an MVA Account Option may be subject to a Market Value Adjustment.

Income Plan:  A series of payments made on a scheduled basis to you or to another person designated by you.

Investment Options: The Fixed Account Options and the Variable Options that invest in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. For more complete information about each Portfolio, including the investment objective(s), expenses and risks associated with the Portfolio, please refer to the prospectuses for the Portfolios.

Market Value Adjustment:  A calculation we apply to reflect changes in interest rates from the time you first allocate money to a MVA Account Option to the time the money is taken out of that MVA Account Option under specified circumstances. The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. For more information regarding the  Market Value Adjustment, please see the Statement of Additional Information.

Payout Start Date:  The date we apply your money to provide income payments.

Portfolios: The underlying funds in which a Variable Option invests. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

Qualified Contracts: Contracts held in a plan which provides that the income on tax sheltered annuities is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA.

Standard Fixed Account Option:  An option that, if you have selected the Advisor Contract, allows you to allocate purchase payments or transfer amounts into the Standard Fixed Account Option. Each such allocation establishes a “Guarantee Period Account” within the Standard Fixed Account Option (“Standard Fixed Guarantee Period Account”), which is defined by the date of the allocation and the length of the initial interest rate guarantee period.

Variable Account: An account for which the income, gains, and losses are determined separately from the results of our other operations. The Variable Account consists of multiple Variable Options, each of which is available under the Contract.

Variable Option:  An investment in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies.

We, Us, Our, Everlake Life, or the Company: Everlake Life Insurance Company.

you, your, Owner: The Owner(s) shown in the Contract.

Overview of the Contract

This prospectus describes the MVA Account Option as an investment option under the following variable annuity contracts that are no longer sold:

AIM Lifetime Plus
AIM Lifetime Plus II
AIM Lifetime Enhanced Choice

For information about the Annuities, you should consult your Variable Product Prospectus. You may request a copy of the prospectus by calling 1-800-457-7617.

Purpose of the Contract:

Your Annuity is a long-term investment designed for long-term retirement purposes because it allows you to accumulate retirement savings and also offers annuity payment options when you are ready to begin receiving income. The Annuities may be appropriate for investors accumulating retirement savings on a tax-deferred basis who would seek guaranteed income through an annuity payment option.

Phases of the Contract:

Your Annuity features two distinct phases – the Accumulation Phase and the  Income  Phase. During the Accumulation Phase, earnings grow on a tax-deferred basis and are taxed as ordinary income when you make a withdrawal. During the Income Phase (after  annuitization), you can elect to receive annuity payments. The amount of money you accumulated in your Annuity during the Accumulation Phase will help determine the amount of the payments you will receive during the Income Phase. After annuitization, certain benefits described in your Variable Product Prospectus will no longer apply.

Investment Options:

Variable Options: The Variable Options available under your Annuity each invest in an underlying portfolio whose share price generally fluctuates each day. The Variable Options do not provide any level of protection against negative returns. You are at risk of losing principal and any earnings if you allocate funds to a portfolio. For additional information about the Variable Options, you should consult your Variable Product Prospectus and the most recent prospectuses for the portfolios. You may also call our Annuity Service Center at 1-800-457-7617.

MVA Account Option:  You can allocate your purchase payments and Account Value to the MVA Account Option available under your Annuity. You will earn interest on your investment at the rate that we have declared for the Guarantee Periods. The last day of the Guarantee Period is called the “Maturity Date.”

If you withdraw or transfer money from the MVA Account Option more than 30 days after the Maturity Date, we will apply a Market Value Adjustment, which may be positive or negative. You could lose a significant amount of money due to a negative Market Value Adjustment. The following transactions, when they occur more than 30 days after the Maturity Date, are subject to a Market Value Adjustment: (i) withdrawals (including partial withdrawals, full surrenders, automated withdrawals and Required Minimum Distributions), (ii) transfers, (iii) annuitization, and (iv) the payment of a death benefit based on Account Value. We will not apply a negative Market Value Adjustment to the payment of a death benefit.

Additional information about the Guarantee Periods is provided in “Appendix A” to the prospectus.

Other Fixed Account Allocations:  Your Annuity may include Fixed Account allocations that are not subject to a Market Value Adjustment. For additional information about those Fixed Account allocations, you should consult your Variable Product Prospectus or call 1-800-457-7617.

Annuity Features:

Your Annuity may include death benefits and other benefits, some of which may have been available for an additional charge. For additional information about those features, you should consult your Variable Product Prospectus or call 1-800-457-7617.

Key Information

Important Information You Should Consider About the Contract
Fees, Expenses, and Adjustments
Are There Charges for Early Withdrawals?

Yes
Withdrawal Charges: Withdrawal charges may apply to any withdrawal from your Contract, including a withdrawal from the MVA Account Option. The loss associated with withdrawal charges will be greater if there is a negative Market Value Adjustment, or if you have to pay taxes or tax penalties. For more information about the withdrawal charges that apply to your Contract, you should consult your Variable Product Prospectus or call 1-800-457-7617.

Market Value Adjustments: If you withdraw or transfer assets from the MVA Account Option more than 30 days after the Maturity Date, we will apply a Market Value Adjustment, which may increase or decrease your initial amount invested. You could lose up to 100% of your investment in the MVA Account Option as a result of a negative Market Value Adjustment. For example, if you allocate $100,000 to the 7-year Guarantee Period and later withdraw the entire amount before the 7 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay withdrawal charges, taxes and tax penalties. The following transactions, when they occur more than 30 days after the Maturity Date, are subject to a Market Value Adjustment: (i) withdrawals (including partial withdrawals, full surrenders, automated withdrawals and Required Minimum Distributions), (ii) transfers, (iii) annuitization, and (iv) the payment of a death benefit based on account value. We will not apply a negative Market Value Adjustment to the payment of a death benefit.

For more information about Market Value Adjustments, please refer to the “Charges and Adjustments” section of this prospectus.

Are There Transaction Charges?

Yes
In addition to withdrawal charges and Market Value Adjustments, you may also be charged for other transactions under your Contract, which are described in your Variable Annuity Prospectus. For more information about transaction charges that apply to your Contract, you should consult your Variable Annuity Prospectus or call 1-800-457-7617.

Are There Ongoing Fees and Expenses?

Yes
Your Variable Product Prospectus describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Because your Contract is customizable, the choices you make affect how much you will pay. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

There are no ongoing fees and expenses for the MVA Account Option.

For more information about ongoing fees and expenses that apply to your Contract, you should consult your Variable Product Prospectus or call 1-800-457-7617.

Risks
Is There a Risk of Loss from Poor Performance?

Yes
You can lose money by investing in the Contract. For more information about the risk of loss from poor performance, please refer to your Variable Product Prospectus or call 1-800-457-7617.

While your money remains in the MVA Account Option, your principal amount is guaranteed. However, an early withdrawal may result in the loss of principal due to withdrawal charges and a negative Market Value Adjustment, and an investment in the MVA Account Option is subject to other risks described in this prospectus..

For more information about risks associated with the MVA Account Option, please refer to the  “Principal Risks of Investing in the Contract” section of this prospectus.

Risks
Is This a Short-Term Investment?

No
Your Contract is not a short-term investment vehicle and an investment in the MVA Account Option is not appropriate for an investor who needs ready access to cash. Because of the long-term nature of an investment in the MVA Account Option, you should consider whether an investment in the MVA Account Option is consistent with your financial situation and objectives.

Withdrawals may be subject to withdrawal charges and federal and state income taxes, as well as a 10% additional tax. If you withdraw or transfer assets from the MVA Account Option more than 30 days after the Maturity Date, we will apply a Market Value Adjustment, which may increase or decrease your initial amount invested. During the 30-day period after the Maturity Date, you may choose to start a new Guarantee Period, transfer the account value from the MVA Account Option to any of the other investment options available under your Contract, apply the account value to an annuity payout plan, or surrender the value from the current MVA Account Option (all subject to applicable surrender, transfer, and annuitization provisions described in your Variable Product Prospectus). If we do not receive any instructions by the Maturity Date, we will automatically transfer the account value from the current MVA Account Option into a new MVA Account Option of the same duration (or shortest available if the same is no longer offered).

For more information about the short-term investment risks associated with the MVA Account Option, please refer to the  “Principal of Risks of Investing in the Contract” section of this prospectus. For more information about the short-term investment risks associated with the other investment options and benefits under your Contract, please refer to your Variable Product Prospectus or call 1-800-457-7617.

What are the Risks Associated with the Investment Options?

An investment in your Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Variable Options available under your  Contract. Each investment option, including the MVA Account Option and any Fixed Allocations that are not subject to a Market Value Adjustment, will have its own risks. You should review the available investment options before making an investment decision.

For more information about the risks associated with the MVA Account Option, please refer to the  “Principal Risks of Investing in the Contract” section and “Appendix A” section of this prospectus. For more information about the risks associated with the other investment options under your Contract, please refer to your Variable Product Prospectus or call 1-800-457-7617.

What are the Risks Related to the Insurance Company?

An investment in your Contract is subject to the risks related to the Company. Any obligations (including under the Guarantee Periods), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request. Such requests can be made toll free at 1-800-457-7617.

For more information about insurance company risks, please refer to the “Principal Risks of Investing in the Contract”   section of this prospectus.

Restrictions
Are There Restrictions on the Investment Options?

Yes
The minimum amount that you may transfer into a MVA Account Option is $500.

There may be investment restrictions associated with the other investment options available under your Contract. Your Variable Product Prospectus describes any investment restrictions associated with the other investment options available under your Contract.

Certain Investment Options may not be available through certain financial intermediaries. See the Cover Page for additional information.

For more information about investment restrictions associated with the other investment options under your Contract, please refer to your Variable Product Prospectus or call 1-800-457-7617.

Are There any Restrictions on Contract Benefits?

Yes.

Your Variable Product Prospectus describes any restrictions on benefits under your Contract.

Certain Contract benefits may not be available through certain financial intermediaries. See the Cover Page for additional information

For more information about restrictions on benefits under the Contract, please refer to your Variable Product Prospectus or call 1-800-457-7617.

Taxes
What Are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in and payments received under your Contract. There is no additional tax benefit if you purchased your Contract through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to a 10% additional tax for distributions taken prior to age 59½.
For more information about tax implications, please refer to the “Taxes” section of this prospectus.

Conflicts of Interest
How Are Investment Professionals Compensated?

Investment professionals may receive compensation for selling the Contract to investors and may have a financial incentive to offer or recommend the Contract over another investment. This compensation is paid in the form of commissions, revenue sharing, and other compensation programs based on your investments in the Contract.

For more information about investment professional compensation, please refer to the Statement of Additional Information.

Should I Exchange My Contract?

Some investment professionals may have a financial incentive to offer an investor a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own your existing Contract.

Fee Table

Your Variable Product Prospectus describes the fees, expenses, and adjustments that you will pay when buying, owning and surrendering or making withdrawals from an investment option or from your Annuity. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected. For more information about fees and expenses that apply to your Annuity, you should consult your Variable Product Prospectus or call 1-800-457-7617.

The following table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Account Value is removed from the MVA Account Option before the expiration of a specified period.

Adjustments
Market Value Adjustment Maximum Potential Loss (as a percentage of Account Value)(1)	100%
(1)	The following transactions, when they occur more than 30 days after the Maturity Date, are subject to a Market Value Adjustment: (i) withdrawals (including partial withdrawals, full surrenders, automated withdrawals and Required Minimum Distributions), (ii) transfers, (iii) annuitization, and (iv) the payment of a death benefit based on account value. We will not apply a negative Market Value Adjustment to the payment of a death benefit.

Principal Risks of Investing in the Contract

The risks identified below are the principal risks of investing in the MVA Account Option. Your Contract is also subject to the principal risks described in your Variable Product Prospectus. Your Contract and the MVA Account Option may be subject to additional risks other than those identified and described in this prospectus.

Market Value Adjustment Risk

All withdrawals and transfers (other than dollar cost averaging program transfers) from an MVA Account Option, other than those taken or applied during the 30-day period after such Guarantee Period expires, are subject to a Market Value Adjustment. A Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase from the first day of MVA Account Option, the Market Value Adjustment could reduce the value of your investment to an amount that is less than the amount you invested in a MVA Account Option. You could lose up to 100% of your investment in the MVA Account Option as a result of a negative Market Value Adjustment.

Early Withdrawal Risk

All withdrawals may be subject to withdrawal charges and negative Market Value Adjustments. Losses from withdrawal charges and Market Value Adjustments could be significant. Income taxes and certain tax restrictions may apply to any withdrawal. If taken before age 59 ½, a withdrawal may also be subject to a 10% federal penalty tax. Systematic withdrawals from a MVA Account Option will repeatedly expose you to these risks associated with withdrawals. For more information about withdrawal charges, please see ’‘Charges and Adjustments’’ in this prospectus.

Insurance Company Risk

An investment in the Contract is subject to the risks related to us, ELIC. Any obligations (including under the MVA Account Option), guarantees, and benefits under the Contract are subject to our claims-paying ability. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. If we experience financial distress, we may not be able to meet our obligations to you. For more information about the Company, including our financial statements, see  “Description of Insurance Company, Registered Separate Account, and Investment Options”.

Possible Adverse Tax Consequences

The tax consequences associated with an investment in the Contract vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Before taking actions related to your investment in the Contrat, you should consult with a qualified tax advisor for complete information and advice. For example, distributions from the Contract are generally subject to ordinary income taxation on the amount of any investment gain. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain. Please see “Taxes” in this prospectus.

Cyber Security and Business Continuity  Risks

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business  functions,  Everlake Life is susceptible to operational, information security and related risks. These risks, which are often collectively  referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences.  These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or reallocation  strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally  defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems  and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the  security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts   to  fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to  computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying  data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining  unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In  addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious,  exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary  information stored on an organization’s systems. Cyber security failures or breaches that could impact Everlake Life and Contract Owners, whether deliberate or unintentional, could arise not only   in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to Everlake Life.

Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Everlake Life,  including   regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs  incurred by Everlake Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements  and additional compliance costs. Considerable expenses also may be incurred by Everlake Life in enhancing and upgrading computer  systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists,  hostile   foreign governments, and others continue to pose new and significant cyber security threats. Although Everlake Life, our  service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk  management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be  effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected  against. Furthermore, Everlake Life cannot control or assure the efficacy of the cyber security plans and systems implemented by  third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

Artificial Intelligence  Risk

In addition to the cyber security risks described above, the development, adoption and use of AI, including generative artificial intelligence (“Generative AI”), by us and by third parties on whom we rely may increase existing operational risks or create new operational risks that we are not currently anticipating. AI technologies offer potential benefits in areas such as customer service personalization and process automation, and we expect to use AI and Generative AI to help deliver products and services and support critical functions. We also expect third parties on whom we rely to do the same. There are significant risks involved in developing and deploying AI, and there can be no assurance that its use will enhance our products or services or be beneficial to our business, including our efficiency or profitability. The risk that AI and Generative AI may be misused is increased by the relative newness of the technology, the speed at which it is being adopted, and the lack of laws, regulations or standards governing its use. Such misuse could expose the Company to legal or regulatory risk, damage customer relationships or cause reputational harm. Further, our ability to continue to develop and efficiently deploy AI technologies depends on access to specific third-party equipment and other physical infrastructure, such as processing hardware and network capacity, the availability and pricing of which is difficult to control, especially in a highly competitive environment. Our competitors may also adopt AI or Generative AI more quickly or more effectively than we do, which could cause competitive harm. Because the Generative AI technology is so new, some of the potential risks of Generative AI are currently unknowable.

Description of Insurance Company, Registered Separate Account, and Investment Options

EVERLAKE

Everlake Life is the issuer of the variable annuity contracts under which the MVA Account Option is an investment option. Everlake Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois.

On November 1, 2021,  Allstate Insurance Company completed its sale of Allstate Life Insurance Company and Allstate Distributors, LLC, to Everlake US Holdings Company, a Delaware corporation (the “Transaction”). Due to the company sale, Everlake Life is now a wholly owned subsidiary of Everlake US Holdings Company. As a result of the Transaction, Allstate Distributors, LLC has changed its name to Everlake Distributors, LLC, and Allstate Life Insurance Company has changed its name to Everlake Life Insurance Company.

Everlake Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the State of New York. We intend to offer the MVA Account Option under variable annuity contracts in those jurisdictions in which we are licensed. Our home office is located at 3075 Sanders Road, Northbrook, Illinois 60062. Everlake Life’s obligations under the Contracts are subject to its financial strength and claims paying ability.

Reliance on Rule 12h-7

Rule 12h-7 under the Exchange Act exempts an insurance company from filing reports under the Exchange Act when the insurance company issues certain types of insurance products that are registered under the Securities Act of 1933 and such products are regulated under state law. The MVA Account Options described in this prospectus fall within the exemption provided under Rule 12h-7. Effective May 8, 2020, Everlake Life will rely on the exemption provided under Rule 12h-7 and will not file reports under the Exchange Act.

The General Account

Our general obligations and any guaranteed benefits under your Annuity (including under the  MVA Account Option) are supported by our General Account and are subject to our claims-paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular contract or obligation. General Account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses.

Everlake Financial Advisors Separate Account I

The assets supporting obligations based on allocations to the Variable Options are held in sub-accounts of  Everlake Financial Advisors Separate Account I (the “Registered Separate Account”). Assets held in the assets that are held in support of the Variable Options are kept separate from all our other assets and may not be chargeable with liabilities arising out of any other business we may conduct. Thus, income, gains and losses from assets allocated to the Registered Separate Account are credited to or charged against the Registered Separate Account, without regard to other income, gains or losses of ELIC or any other of our separate accounts.

INVESTMENT OPTIONS

Variable Options

For additional information about the Variable Options, you should consult your Variable Product Prospectus and the most recent prospectuses for the Portfolios.

Fixed Options

Your Contract may include Fixed Options that are not subject to a Market Value Adjustment. For additional information about those Fixed Options, you should consult your Variable Product Prospectus.

Description of the MVA Account Option

Introduction. The MVA Account Option offers fixed interest rates that we guarantee for specified periods we call “Guarantee Periods”. You may allocate new premium or existing Contract Value to the MVA Account Option. You may select the period for which the interest rate on our allocation will be guaranteed from among the Guarantee Periods we are then offering. Each allocation will establish a separate Guarantee Period account. At the end of each Guarantee Period, you may choose to roll over the value of that Guarantee Period account into a new Guarantee Period or allocate the value of that Guarantee Period account to another investment option available under your variable annuity contract. If you withdraw Contract Value from a Guarantee Period prior to its expiration, a Market Value Adjustment (which can be positive or negative) will apply, except for withdrawals taken during the 30-day period after the expiration of a Guarantee Period.

Guarantee Periods. The MVA Account Option is divided into Guarantee Periods. Each payment or transfer allocated to the MVA Account Option earns interest at a specified rate that we guarantee for a period of years. Guarantee Periods may range from 1 to 10 years. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

You select the Guarantee Period for each payment or transfer. If you do not select a Guarantee Period, we will assign the same period(s) you selected for your most recent purchase payment.

Each purchase payment or transfer allocated to a Guarantee Period must be at least $500.

We reserve the right to limit the number of additional purchase payments that you may allocate to this Option.

Interest Rates: We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. We determine the interest rates to be declared in our sole discretion. We can neither predict nor guarantee what those rates will be in the future. For current interest rate information, please contact your representative or Everlake at 1-800-755-5275.

How we credit interest. We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the annual interest rate that we declared at the beginning of the applicable Guarantee Period. If you were to make a withdrawal, you may be required to pay a withdrawal charge, and the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn.

Renewals. At least 30 days prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

1) Take no action. We will automatically apply your money to a new Guarantee Period of the same length as the expiring Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends. The new interest rate will be our current declared rate for a Guarantee Period of that length; or
2) Instruct us to apply your money to one or more new Guarantee Periods of your choice. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or
3) Instruct us to transfer all or a portion of your money to one or more Variable Options of the Variable Account. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; or
4) Withdraw all or a portion of your money. You may be required to pay a withdrawal charge, but we will not adjust the amount withdrawn to include a Market Value Adjustment. You may also be required to pay income taxes, premium taxes and be subject to income tax withholding (if applicable). The amount withdrawn will be deemed to have been withdrawn on the day the previous Guarantee Period ends. Amounts not withdrawn will be applied to a new Guarantee Period of the same length as the previous Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends.

Charges and Adjustments

Your Annuity is subject to a variety of charges, and those charges may vary depending on the investment options and optional benefits you have elected. The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. Withdrawal charges may apply to any withdrawal from your Annuity, including a withdrawal from the MVA Account Option. The loss associated with withdrawal charges will be greater if there is a negative Market Value Adjustment, or if you have to pay taxes or tax penalties. For more information about the withdrawal charges and other charges that apply to your Annuity, you should consult your Variable Product Prospectus or call 1-800-457-7617.

MARKET VALUE ADJUSTMENT

Withdrawals and transfers from a Market Value Adjusted Fixed Guarantee Period Account may be subject to a Market Value Adjustment. A Market Value Adjustment may also apply to amounts in the Market Value Adjusted Fixed Account Option if we pay Death Proceeds or if the Payout Start Date begins on a day other than during the 30-day period after such Market Value Adjusted Fixed Guarantee Period Account expires (“30-Day MVA Window”). We will not make a Market Value Adjustment if you make a transfer or withdrawal during the 30-Day MVA Window.

We apply a Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Market Value Adjusted Fixed Guarantee Period Account to the time the money is taken out of that Market Value Adjusted Fixed Guarantee Period Account under the circumstances described above. We use the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15 (“Treasury Rate”) to calculate the Market Value Adjustment. We do so by comparing the Treasury Rate for a maturity equal to the Market Value Adjusted Fixed Guarantee Period at the time the Market Value Adjusted Fixed Guarantee Period Account is established  with the Treasury Rate for the same maturity at the time the money is taken from the Market Value Adjusted Fixed Guarantee Period Account.. You could lose up to 100% of your investment in the MVA Account Option as a result of a negative Market Value Adjustment.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates have increased since the establishment of a Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment, together with any applicable withdrawal charges, premium taxes, and income tax withholdings could reduce the amount you receive upon full withdrawal from a Market Value Adjusted Fixed Guarantee Period Account to an amount less than the purchase payment used to establish that Market Value Adjusted Fixed Guarantee Period Account.

Generally, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the Treasury Rate for a maturity equal to that Market Value Adjusted Fixed Guarantee Period is higher than the applicable Treasury Rate at the time money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be positive. Conversely, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the applicable Treasury Rate is lower than the applicable Treasury Rate at the time the money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be negative.

You may request a quote of the impact an early distribution would have on your account value by contacting our Annuity Service Center at 1-800-457-7617. Values fluctuate daily and the actual Market Value Adjustment applied at the time a transaction is processed may be more or less than the values quoted at the time of your call. Additional information about the calculation of the Market Value Adjustment, and examples, can be found in the Statement of Additional Information.

Purchases and Contract Value

The Annuities are no longer offered for new sales. Please refer to your Variable Product Prospectus for historical information about purchasing your  Annuity as well as your rights under the contract.

VALUING YOUR INVESTMENT

Your account value is the total of the values you have in the MVA Account Option, the Variable Options, and any other Fixed Allocations not subject to a Market Value Adjustment available under your Annuity. Your Annuity also has a “cash value,” which is the account value adjusted by any applicable Market Value Adjustment minus any applicable charges under your Annuity. Please refer to your Variable Product Prospectus for more information about calculating the values you have in other investment options under your Annuity.

VALUING THE MVA ACCOUNT OPTION

At the end of a Market Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period Account expires and we will automatically transfer the money from such Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, unless you notify us of an alternative election. The new Market Value Adjusted Fixed Guarantee Period Account will be established as of the day immediately following the expiration date of the expiring Market Value Adjusted Guarantee Period Account (“New Account Start Date”). If the Market Value Adjusted Fixed Guarantee Period is no longer being offered, we will establish a new Market Value Adjusted Fixed Guarantee Period Account with the next shortest Market Value Adjusted Fixed Guarantee Period available. At least 30 days prior to the expiration date, we will send you a notice, which will outline the options available to you. During the 30-Day MVA Window a Market Value Adjustment will not be applied to transfers and withdrawals from the expiring Market Value Adjusted Fixed Guarantee Period Account and you may elect to:

•	transfer all or part of the money from the Market Value Adjusted Fixed Guarantee Period Account to establish a new Guarantee Period Account within the Standard Fixed Account Option or the MVA Account Option, if available; or

•	transfer all or part of the money from the Market Value Adjusted Fixed Guarantee Period Account to other investment alternatives available at the time; or

•	withdraw all or part of the money from the Market Value Adjusted Fixed Guarantee Period Account. Withdrawal charges and taxes may apply.

The money in the Market Value Adjusted Fixed Guarantee Period Account will earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account from the New Account Start Date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from an expiring Market Value Adjusted Fixed Guarantee Period Account on or before the New Account Start Date, the transfer or withdrawal will be deemed to have occurred on the New Account Start Date. If we receive notification of your election to make a transfer or withdrawal from the expiring Market Value Adjusted Fixed Guarantee Period Account after the New Account Start Date, but before the expiration of the 30-Day MVA Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred will earn interest for the term of the new Market Value Adjusted Fixed Guarantee Period Account, at the interest rate declared for such Account. If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to transfer the amount in the expiring Market Value Adjusted Fixed Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, and the amount in the new Market Value Adjusted Fixed Guarantee Period Account will continue to earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account, and will be subject to all restrictions of the Market Value Adjusted Fixed Account Option. If we no longer offer that Market Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period for the new Market Value Adjusted Fixed Guarantee Period Account will be the next shortest term length we offer for the Market Value Adjusted Fixed Account Option at that time, and the interest rate will be the rate declared by us at that time for such term.

Surrenders and Withdrawals

You can withdraw money from or surrender your Annuity at any time during the accumulation phase, subject to any limitations described in your Variable Product Prospectus. If you take a withdrawal or surrender from the MVA Account Option, your withdrawal or surrender may be subject to a Market Value Adjustment, withdrawal charges, taxes and tax penalties. You will need our consent to make a partial withdrawal if the requested withdrawal is less than the minimum amount specified in your Variable Product Prospectus. You can make withdrawals from any designated Guarantee Periods or proportionally from all investment options under your Annuity. Unless you tell us otherwise, any partial withdrawal will be made proportionately from all investment options. For more details about withdrawals and surrenders under your Annuity, including any automated withdrawal options, please refer to your Variable Product Prospectus or call 1-800-457-7617.

Annuity Period

You will receive annuity payments during the income phase, as described in your Variable Product Prospectus. Upon annuitization, any value in the MVA Account Option will be subject to a Market Value Adjustment, unless annuitization occurs during the 30 days after the Maturity Date. Please refer to your Variable Product Prospectus or call 1-800-457-7617 for information about the annuity payment options available to you.

Benefits Available Under the Contract

Your Annuity may include death benefits and other benefits, some of which may have been available for an additional charge. For additional information about those features, you should consult your Variable Product Prospectus or call 1-800-457-7617.

Certain Contract Benefits may not be available through certain financial intermediaries. See the Cover Page for additional information.

Taxes

The following discussion is general in nature and describes only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. The discussion is not intended as tax advice. Everlake Life makes no guarantee regarding the tax treatment of any Contract or transaction involving a Contract.

Federal, state, local, foreign and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax advisor regarding the application of law to individual circumstances.

TAXATION OF EVERLAKE LIFE INSURANCE COMPANY

Everlake Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Everlake Life, and its operations form a part of Everlake Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Everlake Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Everlake Life does not anticipate that it will incur any federal tax liability attributable to the Variable Account, and therefore Everlake Life does not intend to make provisions for any such taxes. Everlake Life will periodically review the issue of charging for taxes on investment income or capital gains of the Variable Account, and may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF VARIABLE ANNUITIES IN GENERAL

Tax Deferral. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

•	the Contract Owner is a natural person,

•	the investments of the Variable Account are “adequately diversified” according to Treasury Department regulations, and

•	Everlake Life is considered the owner of the Variable Account assets for federal income tax purposes.

Non-Natural Owners. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.

Exceptions to the Non-Natural Owner Rule. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a Non-qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.

Grantor Trust Owned Annuity. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section provided that all grantors of the trust are natural persons. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the beneficiary. A trust named beneficiary, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment, or 2) payment deferred up to five years from date of death.

Diversification Requirements. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account of a Non-qualified Annuity must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Everlake Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

Ownership Treatment. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Variable Option investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment options you have the choice to allocate premiums and contract values among a broader selection of investment options than described in such rulings. You may be able to transfer among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Everlake Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

Cost Basis. Generally, the cost basis in an annuity is the amount you pay into your annuity, or into annuity exchanged for your annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a qualified retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for qualified retirement plans, which is the responsibility of the Contract Owner.

Taxation of Partial and Full Withdrawals. If you make a partial withdrawal under a Non-qualified Contract, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. If you make a full withdrawal under a Non-qualified Contract, the amount received will be taxable only to the extent it exceeds the cost basis in the Contract. An exception to this treatment exists for contracts that include Purchase Payments made prior to August 14, 1982 that are issued via 1035 exchange. Withdrawals from a contract with Purchase Payments made before August 14, 1982 are treated as a return of cost basis in the Annuity first until those pre-August 14, 1982 Purchase Payments are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.

Taxation of Annuity Payments. Generally, the rule for income taxation of annuity payments received from a Non-qualified Contract provides for the return of your cost basis in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the cost basis in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the cost basis in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the cost basis in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the cost basis in the Contract is recovered, the unrecovered amount may be allowed as a deduction for your last taxable year.

Maximum Annuity Date. You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.

Partial Annuitization. We do not currently permit partial annuitization.

Taxation of Level Monthly Variable Annuity Payments. You may have an option to elect a variable income payment stream consisting of level monthly payments that are recalculated annually. Although we will report your levelized payments to the IRS in the year distributed, it is possible the IRS could determine that receipt of the first monthly payout of each annual amount is constructive receipt of the entire annual amount. If the IRS were to take this position, the taxable amount of your levelized payments would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

Withdrawals After the Payout Start Date. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.

Distribution at Death Rules. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

•	if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner’s death;

•	if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner’s death. These requirements are satisfied if any portion of the Contract Owner’s interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract

Owner’s death. If the Contract Owner’s designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;

•	if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

Taxation of Annuity Death Benefits. If an Owner dies before the Annuity Date, the Death Benefit distributions (including any adjustments under the optional riders) are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the “Qualified Contracts” section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:

•	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

•	Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.

•	Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.

After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining cost basis is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.

Medicare Tax on Net Investment Income. The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $16,000 for estates and certain trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.

10% Additional Tax on Premature Distributions. A 10% additional tax penalty may apply to the taxable amount of any premature distribution from a Non-qualified Contract. Amounts are not subject to this additional tax penalty if:

•	made on or after the date the Contract Owner attains age 59½;

•	the amount is paid on or after the death of the Contract Owner (or the death of the Annuitant when the owner is not an individual);

•	the amount received is attributable to the Contract Owner becoming disabled (as defined in the Code);

•	made in substantially equal periodic payments (as defined by the Code) over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary; or

•	made under an immediate annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment must commence within 13 months of the date of purchase).

Other exceptions to this tax may apply. You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

Substantially Equal Periodic Payments. With respect to Non-qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the additional tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner’s attaining age 59½ would be subject to a 10% additional tax penalty unless another exception to the additional tax applied. The tax for the year of the modification is increased by the additional tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

Special Rules in Relation to Tax-free Exchanges Under Section 1035. Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them. After you elect an Income Plan as described in the Income Payments section earlier in the prospectus, you are not eligible for a tax-free exchange under Section 1035.

Partial Exchanges. The IRS has issued rulings that permit partial exchanges of annuity contracts. Effective for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of transactions in such cases.

If a partial exchange is retroactively negated, the amount originally transferred to the recipient contract is treated as a withdrawal from the source contract, taxable to the extent of any gain in that contract on the date of the exchange. An additional 10% tax penalty may also apply if the Contract Owner is under age 59½. Your Contract may not permit partial exchanges.

Taxation of Ownership Changes. If you transfer a Non-qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% additional tax. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge.

Aggregation of Annuity Contracts. The Code requires that all Non-qualified deferred annuity contracts issued by Everlake Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

INCOME TAX WITHHOLDING

Generally, Everlake Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect a different federal income tax withholding rate or elect out of withholding by completing and signing a withholding election form. If no election is made, no  U.S. taxpayer identification number is provided, or the payment is made outside the United States, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Everlake Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, no U.S. taxpayer identification number is provided, or the payment is made outside the United States, we will automatically apply the default income tax withholding based on IRS guidance. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer requests payment be made within the United States and provides a U.S. taxpayer identification number.

Generally, Code Section 1441 provides that Everlake Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8(BEN, BEN-E, EXP, ECI, IMY) (Generally a Form W-8BEN is the appropriate form) at issue to certify the owners’ foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8(BEN, BEN-E, EXP, ECI, IMY). A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of distributions from the annuity contract. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

QUALIFIED CONTRACTS

The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Qualified Contracts may have been purchased for use in connection with:

•	Individual Retirement Annuities (IRAs) under Code Section 408(b);

•	Roth IRAs under Code Section 408A;

•	Simplified Employee Pension (SEP IRA) under Code Section 408(k);

•	Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code Section 408(p);

•	Tax Sheltered Annuities under Code Section 403(b);

•	Corporate and Self Employed Pension and Profit Sharing Plans under Code Section 401; and

•	State and Local Government and Tax-Exempt Organization Deferred Compensation Plans under Code Section 457.

Everlake Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Everlake Life no longer issues deferred annuities to employer sponsored qualified retirement plans.

The tax rules applicable to participants with qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Everlake Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent’s IRA, TSA, or employer sponsored retirement plan under which the decedent’s surviving spouse is the beneficiary. Everlake Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent’s IRA, TSA, or employer sponsored qualified retirement plan. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.

Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

Taxation of Withdrawals from an Individually Owned Qualified Contract. If you make a partial withdrawal under a Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

“Qualified distributions” from Roth IRAs are not included in gross income. “Qualified distributions” are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

•	made on or after the date the Contract Owner attains age 59½,

•	made to a beneficiary after the Contract Owner’s death,

•	attributable to the Contract Owner being disabled, or

•	made for a qualified first time home purchase within the meaning of Section 72(t)(2)(F) of the Code.

“Non-qualified distributions” from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.

Required Minimum Distributions. Generally, Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching the applicable age, if later, the year in which you retire. However, if the retirement plan account is an IRA or you are a 5% owner of the business sponsoring the retirement plan, the RMDs must begin once you reach the applicable age regardless of whether you are retired. Failure to withdraw the required minimum distribution will result in a 25% excise tax (a 50% excise tax applied prior to 2023) on the shortfall not withdrawn from the Contract. The excise tax on such failures may be further reduced from 25% to 10% if corrected in a timely manner and certain other conditions are met in accordance with the Consolidated Appropriations Act, 2023 (which includes SECURE 2.0 of 2022 (“SECURE 2.0”)).

If you were born...	Your “applicable age” is …
Before July 1, 1949	70½
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
After 1959	75

The IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount. These other benefits may include accumulation, income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.

The Death Benefit and Qualified Contracts. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.

Everlake Life reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.

10% Additional Tax on Premature Distributions from Qualified Contracts. A 10% additional tax applies to the taxable amount of any premature distribution from a Qualified Contract. Amounts are not subject to this additional tax if:

•	made on or after the date the Contract Owner attains age 59½,

•	made as a result of the Contract Owner’s death or total disability, or

•	made in substantially equal periodic payments (as defined by the Code) over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary.

During the first 2 years of the individual’s participation in a SIMPLE IRA, distributions that are otherwise subject to the additional tax on premature distributions, will be subject to a 25% additional tax.

There are a number of other exceptions to this tax that may apply. In addition, distributions that satisfy certain exceptions to this tax may be repaid in certain circumstances. You should consult a competent tax advisor to determine how the exceptions may apply to your situation.

Substantially Equal Periodic Payments on Qualified Contracts. With respect to Qualified Contracts using substantially equal periodic payments as an exception to the additional tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer’s attaining age 59½ would be subject to a 10% additional tax penalty unless another exception to the additional tax applied. The tax for the year of the modification is increased by the additional tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

Income Tax Withholding on Qualified Contracts. Generally, Everlake Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered “eligible rollover distributions.” The customer may elect a different federal income tax withholding rate or elect out of withholding by completing and signing a withholding election form. If no election is made, no  U.S. taxpayer identification number is provided, or payment is made outside the United States, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Everlake Life is required to withhold federal income tax at a rate of 20% on all “eligible rollover distributions” unless you elect to make a “direct rollover” of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, including TSAs but excluding IRAs, with the exception of:

•	required minimum distributions, or,

•	a series of substantially equal periodic payments made over a period of at least 10 years, or,

•	a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

•	hardship distributions.

With respect to any Contract held under a Section 457 plan or by the trustee of a Section 401 Pension or Profit Sharing Plan, we will not issue payments directly to a plan participant or beneficiary. Consequently, the obligation to comply with the withholding requirements described above will be the responsibility of the plan.

For all annuitized distributions that are not subject to the 20% withholding requirement, Everlake Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, if no U.S. taxpayer identification is provided or payment is made outside the United States, we will automatically apply the default income tax withholding based on IRS guidance. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer requests payment be made to a U.S. address and provides a taxpayer identification number.

Generally, Code Section 1441 provides that Everlake Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 at issue to certify the owners’ foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8 (BEN, BEN-E, EXP, ECI, IMY) (Generally a Form W-8BEN is the appropriate form). A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of distributions from the annuity contract. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Charitable IRA Distributions. Certain qualified IRA distributions for charitable purposes are eligible for an exclusion from gross income, up to $100,000 (indexed for inflation beginning after 2023) for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 ½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. The amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year. You should consult your tax advisor about whether a one-time distribution up to $50,000 (indexed for inflation beginning after 2023) that is made from your IRA to a “split interest entity” can be excluded from your gross income.

The IRS has currently indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Unless otherwise required in the future by the IRS, we will report the distribution as a normal IRA distribution on Form 1099-R. In those instances, individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns. However, if we receive certification that the distribution satisfies the requirements, we will report the distribution as a charitable IRA distribution on Form 1099-R.

Individual Retirement Annuities. Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be “rolled over” on a tax-deferred basis into an Individual Retirement Annuity. For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule.

Roth Individual Retirement Annuities. Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

A traditional Individual Retirement Account or Annuity may be converted or “rolled over” to a Roth Individual Retirement Annuity. The tax law allows distributions from qualified retirement plans including tax sheltered annuities and governmental Section 457 plans to be rolled over directly into a Roth IRA, subject to the rules that apply to conversions from a traditional IRA into a Roth IRA. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% additional tax penalty on premature distributions. Conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.

In addition, SECURE 2.0 amends the Code to allow for tax and penalty free rollovers from 529 accounts to Roth Individual Retirement Annuities, under certain conditions. Starting in 2024, beneficiaries of 529 college savings accounts would be permitted to roll over up to $35,000 over the course of their lifetime from any 529 account in their name to their Roth IRA. These rollovers generally are also subject to Roth Individual Retirement Annuities annual contribution limits, and the 529 account must have been open for at least 15 years, among other requirements.

The Code also permits the recharacterization of current year contribution amounts from a traditional IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions).

Annuities Held By Individual Retirement Accounts (commonly known as Custodial IRAs). Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

If you have a contract issued as an IRA under Code Section 408(b) and request to change the ownership to an IRA custodian permitted under Section 408, we will treat a request to change ownership from an individual to a custodian as an indirect rollover. We will send a Form 1099-R to report the distribution and the custodian should issue a Form 5498 for the contract value contribution.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant’s surviving spouse as the new Annuitant, if the following conditions are met:

1)	The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;

2)	The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3)	We receive a complete request for settlement for the death of the Annuitant; and

4)	The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

(a)	The Annuitant’s surviving spouse is the sole beneficiary of the Individual Retirement Account;

(b)	The Annuitant’s surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

(c)	The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse’s election.

Simplified Employee Pension IRA (SEP IRA). Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.

Savings Incentive Match Plans for Employees (SIMPLE IRA). Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice. SIMPLE IRA plans must include the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2007 (EGTRRA) to avoid adverse tax consequences. If your current SIMPLE IRA plan uses IRS Model Form 5304-SIMPLE with a revision date of March 2012 or later, then your plan is up to date. If your plan has a revision date prior to March 2012, please consult with your tax or legal advisor to determine the action you need to take in order to comply with this requirement.

Roth contributions are permitted for SEP and SIMPLE IRAs starting in 2023. Under SECURE 2.0, employers may offer employees the ability to elect to treat employee and employer contributions (in whole or in part) as made to a Roth IRA.

To determine if you are eligible to contribute to any of the above listed IRAs (traditional, Roth, SEP, or SIMPLE), please refer to IRS Publication 590-A and your competent tax advisor.

Tax Sheltered Annuities. Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

•	attains age 59½,

•	severs employment,

•	dies,

•	becomes disabled, or

•	incurs a hardship.

These limitations do not apply to withdrawals where Everlake Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).

Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its plan administrator. Unless your contract is grandfathered from certain provisions in these regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in good order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.

Corporate and Self-Employed Pension and Profit Sharing Plans. Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as “H.R.10” or “Keogh”). Such retirement plans may permit the purchase of annuity contracts. Everlake Life no longer issues annuity contracts to employer sponsored qualified retirement plans.

There are two owner types for contracts intended to qualify under Section 401(a): a qualified plan fiduciary or an annuitant owner.

•	A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.

•	An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.

If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant’s spouse (if applicable), which is consistent with the required IRS language for qualified plans under Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.

State and Local Government and Tax-Exempt Organization Deferred Compensation Plans. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees’ gross income until distributed from the plan. Everlake Life no longer issues annuity contracts to 457 plans.

Late Rollover Self-Certification. You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal advisor regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.

Required Distributions Upon Your Death for a Qualified Annuity

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For Owner and Beneficiary deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.

The information provided below applies to Owner and Beneficiary deaths after 2019. If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the information below applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the information below generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).

•	Deaths before your required beginning date. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is generally determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over life or life expectancy if payments begin by the end of the calendar year following the year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses. See “Spousal continuation” below.

•	Death on or after your required beginning date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors and Beneficiaries that are not individuals.

•	Annuity payments. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.

•	Other rules. The post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the requirements generally do not apply to an immediate annuity contract purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). If the beneficiary is a qualified trust, distribution options may be limited. In certain instances, we may allow distributions based on the life expectancy of a sole individual beneficiary under the trust if they qualify as an EDB. Special rules and limitations may apply to qualified trusts with multiple beneficiaries. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.

In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as-rapidly rule, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

•	Spousal continuation. If your beneficiary is your spouse, such surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to their own IRA, or by electing to treat your IRA as their own IRA. However, in certain circumstances the surviving spouse may have to take “hypothetical RMDs” (i.e., catch up amounts required in accordance with the regulations).

The post-death distribution requirements are complex in numerous respects. Treasury has issued final and proposed regulations that may impact these required minimum distribution requirements. We reserve the right to make changes in order to comply with the final and proposed regulations, or any regulations published in the future. Any such changes will apply uniformly to affected owners or beneficiaries and will be made with such notice to affected owners or beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws. Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the required beginning date. Similar rules may apply to designated Roth accounts under an employer-sponsored retirement plan. Consult your plan sponsor or tax advisor for more information on designated Roth accounts.

ERISA Requirements

ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

Spousal Consent Rules for Retirement Plans - Qualified Annuities

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

ADDITIONAL CONSIDERATIONS

Reporting and Withholding for Escheated Amounts

Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund. Non-qualified annuity contracts generally are subject to the same or similar federal income tax reporting and withholding requirements as IRAs and qualified retirement plans. As a result, we may determine in the future that we have an obligation to follow similar guidelines with respect to any amounts escheated from your Non-qualified Annuity.

Gifts and Generation-skipping Transfers

If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.

Civil Unions and Domestic Partnerships

U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.

Please consult with your tax or legal advisor for additional information.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

Financial Statements

The statutory financial statements of ELIC and the financial statements of the Registered Separate Account are included in the Statement of Additional Information.

Legal Proceedings

As of the date of this prospectus, neither ELIC, the Registered Separate Account, nor the Distributors is a party to any material legal proceedings outside of the ordinary routine litigation incidental to the business. Although ELIC and its affiliates are involved in pending and threatened legal proceedings in the normal course of its business, we do not anticipate that the outcome of any such legal proceedings will have a material adverse effect on the Registered Separate Account, ELIC’s ability to meet its obligations under the Annuities, including the MVA Allocation Option, or the ability of the Distributor to meet its obligations related to the Annuities, including the MVA Allocation Option.

Appendix A: Investment Options Available Under the Contract

Certain Investment Options may not be available through certain financial intermediaries. See the Cover Page for additional information.

Variable Options

For a list of Variable Options available under your Contract, please refer to your Variable Product Prospectus. More information about the portfolios underlying the Variable Options is available in the prospectuses for the portfolios, which may be amended from time to time. You can request a copy of the prospectuses at no cost by calling 1-800-457-7617.

Fixed Options

Your Contract may include Fixed Options that are not subject to a Market Value Adjustment. For additional information about those Fixed Options, you should consult your Variable Product Prospectus or call 1-800-457-7617.

The following is a list of MVA Fixed Options currently available under the Annuities. We may change the features of the Fixed Options listed below, offer new Fixed Options, and terminate existing Fixed Options. We will provide you with written notice before doing so. For more information about the MVA Fixed Options, see “Description of Insurance Company, Registered Separate Account, and Investment Options” in this prospectus.

Note: If amounts are withdrawn from  MVA Account Options before the end of its term, we will apply a Market Value Adjustment. This may result in a significant reduction in your Contract value. For more information about Market Value Adjustments, please refer to the “Charges and Adjustments” section of this prospectus.

Name	Term	Minimum Guaranteed Interest Rate*
MVA Account Option	1 Year	0%[1]
MVA Account Option	3 Year	0%[1]
MVA Account Option	5 Year	0%[1]
MVA Account Option	7 Year	0%[1]
MVA Account Option	10 Year	0%[1]

*Please consult with your representative for availability and current rates.

1No Minimum Guaranteed Interest Rate on MVA Account Options, except for AIM Lifetime Plus that has Minimum Guaranteed Interest Rate of 3%.

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MAILING

This prospectus describes the important features of the MVA Account Option under certain no longer sold variable annuity contracts and provides information about ELIC.

We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) dated May 1, 2026 that includes additional information about the MVA Account Option and ELIC. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Annuity or the MVA Account Option, or to make other investor inquiries, please call 1-800-457-7617.

Reports and other information about the Company are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

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EDGAR Contract Numbers:
C000269719 AIM Lifetime Plus
C000269720 AIM Lifetime Plus II
C000269721 AIM Lifetime Enhanced Choice

MVA-EVERLAKE3

MARKET VALUE ADJUSTED FIXED ACCOUNT UNDER CERTAIN VARIABLE ANNUITY CONTRACTS
(“MVA Account Option”)

STATEMENT OF ADDITIONAL INFORMATION: Dated May 1, 2026
EVERLAKE LIFE INSURANCE COMPANY
(“Everlake Life”, “we”, “our”, the “Company”, or “us”)

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE PROSPECTUS DATED MAY 1, 2026 CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO THE ANNUITIES SERVICE CENTER AT P.O. BOX 758543, TOPEKA, KS 66675-8566 OR TELEPHONE 1-800-457-7617.  THE  MVA ACCOUNT OPTION IS AVAILABLE AS AN INVESTMENT OPTION UNDER THE ANNUITY CONTRACTS (THE “CONTRACT”, “CONTRACTS”, “ANNUITIES” OR THE “ANNUITY”) LISTED BELOW AND ISSUED BY  EVERLAKE LIFE INSURANCE COMPANY THROUGH THE EVERLAKE FINANCIAL ADVISORS SEPARATE ACCOUNT I (THE “SEPARATE ACCOUNT”) THAT ARE NO LONGER SOLD.

AIM Lifetime Plus; C000269719
AIM Lifetime Plus II; C000269720
AIM Lifetime Enhanced Choice; C000269721

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GENERAL INFORMATION AND HISTORY

EVERLAKE LIFE INSURANCE COMPANY

The Depositor for the Everlake Financial Advisors Separate Account I is Everlake Life Insurance Company, formerly Allstate Life Insurance Company. Everlake Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois. On November 1, 2021, Allstate Insurance Company completed its sale of Allstate Life Insurance Company to Everlake US Holdings Company, a Delaware corporation (the “Transaction”). As a result of the Transaction, Allstate Life Insurance Company changed its name to Everlake Life Insurance Company.

Our home office is located at 3100 Sanders Road, Northbrook, Illinois 60062.

EVERLAKE FINANCIAL ADVISORS SEPARATE ACCOUNT I

Everlake Life established the Everlake Financial Advisors Separate Account I in 1999 in the state of Illinois. The Registered Separate Account is registered with the Securities and Exchange Commission as a unit investment trust, which is a type of investment company. The street address for the Everlake Financial Advisors Separate Account I is 5801 SW 6th Ave., Topeka, KS 66606-0001 with a mailing address of P.O. Box 758543, Topeka, KS 66675-8566.

CONTRACT ADJUSTMENTS

Market Value Adjustment Formula and Examples

The Market Value Adjustment is based on the following:

I = the average daily Treasury Rate for a maturity equal to the applicable Guarantee Period for the week preceding the establishment of the Guarantee Period;

N = the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date, to the end of the Guarantee Period; and

J = the average daily Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the receipt of the withdrawal, transfer, death benefit, or income payment request. If a note for a maturity of length N is not available, a weighted average will be used.

“Treasury Rate” means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15.

The Market Value Adjustment factor is determined from the following formula:

0.9 * (I - J) * N

The 0.9 is a factor to approximate the difference between simple and compound interest over time.

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred (in excess of the Free Withdrawal Amount) paid as a death benefit, or applied to an Income Plan, from a Guarantee Period at any time other than during the 30 day period after such Guarantee Period expires.

Examples of Market Value Adjustment

Assumptions:

○	Purchase Payment: $10,000

○	Guarantee Period: 5 years

○	Treasury Rate (at the time the Guarantee Period was established): 4.50%

○	Assumed Net Annual Earnings Rate in Money Market Variable Option: 4.50%

○	Full Surrender: End of Contract Year 3

○	Premium taxes are not applicable

Example 1 (Assume Declining Interest Rates):

Step 1: Calculate Contract Value at End of Contract Year 3:

$10,000.00 * (1.045)/3 = $11,411.66

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Step 2: Calculate the Free Withdrawal Amount:

0.10 * $10,000.00 = $1,000

Step 3: Calculate the Withdrawal Charge:

0.05 * ($10,000.00 - $1,000.00) = $450.00

Step 4: Calculate the Market Value Adjustment:

I=4.50% J=4.20% N = 730 days/365 days = 2

Step 5: Calculate the amount received by a Contract owner as a result of full withdrawal at the end of Contract Year 3:

$11,411.66 -$450.00 + $56.22 = $11,017.88

Example 2 (Assume Rising Interest Rates):

Step 1: Calculate Contract Value at End of Contract Year 3:

$10,000.00 * (1.045)/3 = $11,411.66

Step 2: Calculate the Free Withdrawal Amount:

0.10 * $10,000.00 = $1,000.00

Step 3: Calculate the Withdrawal Charge:

0.05 * ($10,000.00 - $1,000.00) = $450.00

Step 4: Calculate the Market Value Adjustment:

I=4.50% J=4.20% N = 730 days/365 days = 2

Step 5: Calculate the amount received by a Contract owner as a result of full withdrawal at the end of Contract Year 3:

$11,411.66 - $450.00 - $56.22 = $10,905.44

Example 3 (Assume Declining Interest Rates):

Step 1: Calculate Contract Value at End of Contract Year 3:

$10,000.00 * (1.045)/3 = $11,411.66

Step 2: Calculate the Free Withdrawal Amount:

0.15 $10,000.00 (1.045)2 = $1,638.04

Step 3: Calculate the Withdrawal Charge:

0.06 * ($10,000.00 - $1,638.04) = $501.72

Step 4: Calculate the Market Value Adjustment:

I=4.50% J=4.20% N = 730 days/365 days = 2

Step 5: Calculate the amount received by a Contract owner as a result of full withdrawal at the end of Contract Year 3:

$11,411.66 - $501.72 + $52.78 = $10,962.72

Example 4 (Assume Rising Interest Rates):

Step 1: Calculate Contract Value at End of Contract Year 3:

$10,000.00 * (1.045)/3 = $11,411.66

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Step 2: Calculate the Free Withdrawal Amount:

0.15 * $10,000.00 * (1.045)2 = $1,638.04

Step 3: Calculate the Withdrawal Charge:

0.06 * ($10,000.00 - $1,638.04) = $501.72

Step 4: Calculate the Market Value Adjustment:

I=4.50% J=4.80% N = 730 days/365 days = 2

Step 5: Calculate the amount received by a Contract owner as a result of full withdrawal at the end of Contract Year 3:

$11,411.66 - $501.72 - $52.78 = $10,857.16

○	Purchase Payment: $10,000 (Credit Enhancement of $400 allocated to Money Market Variable Sub-Account)

○	(Option 1: 4% up front): 10,000 allocated to a Guarantee Period Guarantee Period: 5 years

○	Treasury Rate (at the time the Guarantee Period was established): 4.50%

○	Assumed Net Annual Earnings Rate in Money Market Variable Sub-Account: 4.50%

○	Full Surrender: End of Contract Year 3

○	Premium taxes are not applicable.

Example 5 (Assume Declining Interest Rates):

Step 1: Calculate Contract Value at End of Contract Year 3:

$10,000.00 * (1.045) * (1.045)/3 = $11,868.13

Step 2: Calculate the Free Withdrawal Amount:

0.15 $10,000.00 * (1.04) * (1.045)/2 = $1,703.56

Step 3: Calculate the Withdrawal Charge:

0.07 * ($10,000 - $1,703.56) = $580.75

Step 4: Calculate the Market Value Adjustment:

I=4.50% J=4.20% N = 730 days/365 days = 2

Market Value Adjustment Factor: 0.9 * (I-J) * N = 0.9 * (0.045-0.042) * (2) = 0.0054

Market Value Adjustment = Market Value Adjustment Factor * Amount Subject to Market Value Adjustment: =0.0054 * ($11,868.13 - $1,703.56) = $54.89

Step 5: Calculate the amount received by a Contract owner as a result of full withdrawal at the end of Contract Year 3:

$11,868.13 - $580.75 + $54.89 = $11,342.27

Example 6 (Assume Rising Interest Rates):

Step 1: Calculate Contract Value at End of Contract Year 3:

$10,000.00 * (1.04) * (1.045)[3] = $11,868.13

Step 2: Calculate the Free Withdrawal Amount:

0.15 * $10,000.00 * (1.04) * (1.045)2 = $1,703.56

Step 3: Calculate the Withdrawal Charge:

0.07 * ($10,000 - $1,703.56) = $580.75

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Step 4: Calculate the Market Value Adjustment:

I=4.50% J=4.80% N = 730 days/365 days = 2

Market Value Adjustment Factor: 0.9 * (I-J) * N = 0.9 * (0.045 - 0.048) * (2) = -0.0054

Market Value Adjustment = Market Value Adjustment Factor * Amount Subject to Market Value Adjustment: =-0.0054 * ($11,868.13 - $1,703.56) = $(54.89)

Step 5: Calculate the amount received by a Contract owner as a result of full withdrawal at the end of Contract Year 3:

$11,868.13 - $580.75 - $54.89 = $11,232.49

NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACTS

MISSTATEMENT OF AGE OR SEX

If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit is based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

SERVICES

SERVICE AGREEMENTS

We have primary responsibility for all administration of the Contracts and the Registered Separate Account. We  entered into an administrative services agreement with The Prudential Insurance Company of America (“PICA”) pursuant to which PICA or an affiliate provides administrative services to the Registered Separate Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with SE2,  LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2, LLC provides certain business process outsourcing services with respect to the Contracts. SE2,  LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2025, consisted of the following:

•	Donnelley Financial Solutions, formerly an RR Donnelley company (compliance printing and mailing) located at 35 West Wacker Drive, Chicago, IL 60601;

•	Iron Mountain Information Management, LLC (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110;

•	O’Neil Digital Solutions, LLC (printing services) located at 3100 E Plano Pkwy Plano, TX, 75074-7423;

•	SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447;

•	Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618;

•	Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508;

•	Broadridge Customer Communications Central, LLC (printing and mailing anniversary statements, financial confirmations, automated letters and quarterly statements) located at 2600 Southwest Blvd., Kansas City, MO 64108;

•	NTT DATA, Inc.(offshore, onshore, and nearshore) information and technology infrastructure support; application development, and application maintenance and support and staff augmentation) located at 7950 Legacy Drive, Suite 900, Plano, TX 75024

In administering the Contracts, the following services are provided, among others:

•	maintenance of Contract Owner records;

•	Contract Owner services;

•	calculation of unit values;

•	maintenance of the Registered Separate Account; and

•	preparation of Contract Owner reports.

We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments

5

retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

Correspondence you send by regular mail to our service center should be sent to  P.O. Box 758566, Topeka, KS 66675-8566. Your correspondence will be picked up at this address and then delivered to our service center. Your correspondence is not considered received by us until it is received at our service center. Where the prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our service center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our service center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

OTHER SERVICE PROVIDERS

Custodian information for the Registrant is not applicable.

The statements of net assets for each of the sub-accounts of Everlake Financial Advisors Separate Account I as of December 31, 2025 and the related statements of operations, the statements of changes in net assets and financial highlights for each of the periods presented, incorporated by reference in this Registration Statement, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial highlights are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.

The statutory-basis financial statements of Everlake Life Insurance Company as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, incorporated by reference in this Registration Statement, have been audited by Deloitte & Touche LLP, independent auditor, as stated in their report which expresses an unqualified opinion on the statutory-basis financial statements and an adverse opinion on accounting principles generally accepted in the United States of America. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.

The principal business address of Deloitte & Touche LLP is 111 S Wacker Dr., Chicago, IL.

PURCHASE OF SECURITIES BEING OFFERED

The Contract is no longer offered for new sales. If you have already purchased the Contract you may continue to make purchase payments according to the Contract. We offered the Contracts to the public through banks as well as brokers licensed under the federal securities laws and state insurance laws.

UNDERWRITER

Everlake Distributors, L.L.C. (“EDLLC”) serves as the principal underwriter and distributor of the Contract. The Contracts are no longer sold to new customers, however, existing customers can continue to hold the Contracts and make additional purchase payments. The Contracts are sold on a continuous basis, and there is no specific end date for the offering. EDLLC, a wholly owned subsidiary of Everlake Life Insurance Company, is a registered broker-dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. EDLLC is not required to sell any specific number or dollar amount of securities. The principal address of EDLLC is 3100 Sanders Road, Northbrook, Illinois, 60062. EDLLC receives no compensation for its role as principal underwriter for these contracts.

ANNUITY PAYMENTS

CALCULATION OF VARIABLE INCOME PAYMENTS

We determine the amount of the first variable income payment paid under an Income Plan using the income payment tables set out in the Contracts. The Contracts include tables that differentiate on the basis of sex, except in states or tax qualified plans that require the use of unisex tables. We calculate the amount of the first variable income payment under an Income Plan by applying the Contract Value allocated to each Variable Sub-account, less any applicable premium tax charge deducted at the time, to the appropriate income payment factor for the selected Income Plan to determine the Initial Variable Amount Income Value. We will allocate the Initial Variable Amount Income Value among the Variable Sub-accounts you have chosen in the proportions you specified. The portion of the Initial Variable Amount Income Value allocated to a particular Variable Sub-account is divided by the Annuity Unit Value for that Variable Sub-account on the Payout Start Date. This determines the number of Annuity Units from that Variable Sub-account which will be used to determine your variable income payments. Variable income payments, which include your first variable income payment, will vary depending on changes in the Annuity Unit Values for the Variable Sub-accounts upon which the income payments are based. Unless annuity transfers are made between Variable Sub-accounts, each income payment from that Variable Sub-account will be that number of Annuity Units multiplied by the Annuity Unit Value for the Variable Sub-account for the Valuation Date on which the income payment is made.

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NET INVESTMENT FACTOR

The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Period, in the value of Variable Sub-account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge. We determine the Net Investment Factor for each Variable Sub-account for any Valuation Period by dividing (A) by (B) and subtracting (C) from the result, where:

(1)	is the sum of:

(A)	the net asset value per share of the Portfolio underlying the Variable Sub-account determined at the end of the current Valuation Period; plus,

(B)	the per share amount of any dividend or capital gain distributions made by the Portfolio underlying the Variable Sub-account during the current Valuation Period;

(2)	is the net asset value per share of the Portfolio underlying the Variable Sub-account determined as of the end of the immediately preceding Valuation Period; and

(3)	is the mortality and expense risk charge and administrative expense charge corresponding to the portion of the 365 day year (366 days for a leap year) that is in the current Valuation Period.

CALCULATION OF ANNUITY UNIT VALUES

Annuity Units in each Variable Sub-account are valued separately and Annuity Unit Values will depend upon the investment experience of the particular Portfolio in which the Variable Sub-account invests. We calculate the Annuity Unit Value for each Variable Sub-account at the end of any Valuation Period by:

•	multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Variable Sub-account’s Net Investment Factor (described in the preceding section) for the Period; and then

•	dividing the product by the sum of 1.0 plus the assumed investment rate for the Valuation Period.

The assumed investment rate adjusts for the interest rate assumed in the income payment tables used to determine the dollar amount of the first variable income payment, and is at an effective annual rate which is disclosed in the Contract.

The calculations discussed herein rely on the net investment factor and annuity unit calculations discussed in the Contract Value section of the Prospectus.

FINANCIAL STATEMENTS

The following financial statements are incorporated herein by reference:

•	The financial statements of Everlake Life Insurance Company as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, are incorporated herein by reference to the Everlake Life Insurance Company Financial Statements and Reports contained in Form N-VPFS for Everlake Life Variable Life Separate Account A (File No. 811-08173), filed on April 10, 2026.

•	The statements of net assets of each of the Sub-accounts comprising Everlake Financial Advisors Separate Account I as of December 31, 2025 and the statements of operations, statements of changes in net assets and financial highlights for each of the periods presented, are incorporated herein by reference to the Form N-VPFS for Everlake Financial Advisors Separate Account I (File No. 811-09327), filed on April 10, 2026.

The statements of net assets for each of the sub-accounts of Everlake Financial Advisors Separate Account I as of December 31, 2025 and the related statements of operations, the statements of changes in net assets and financial highlights for each of the periods presented, incorporated by reference in this Registration Statement, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial highlights are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.

The statutory-basis financial statements of Everlake Life Insurance Company as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, incorporated by reference in this Registration Statement, have been audited by Deloitte & Touche LLP, independent auditor, as stated in their report which expresses an unqualified opinion on the statutory-basis financial statements and an adverse opinion on accounting principles generally accepted in the United States of America. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.

The principal business address of Deloitte & Touche LLP is 111 S Wacker Dr., Chicago, IL.

7

PART C
333-270987
OTHER INFORMATION

ITEM 27. EXHIBITS:

As a result of the sale on November 1, 2021, by Allstate Insurance Company of Allstate Life Insurance Company and Allstate Distributors, LLC, to Everlake US Holdings Company, a Delaware corporation, Allstate Life Insurance Company changed its name to Everlake Life Insurance Company (“Everlake Life”) and Allstate Distributors, LLC changed its name to Everlake Distributors, LLC (“Everlake Distributors” or “EDLLC”). Accordingly, references in the exhibits below to “Allstate Life” and “Allstate Distributors” are solely for historical purposes and should be read to refer to Everlake Life and Everlake Distributors, respectively, as applicable. In addition, certain other exhibits are retained for historical reference.

(a)	Not applicable.
(b)	Not applicable.
(c)(1)

Underwriting Agreement between Everlake Life Insurance Company, in its capacity as successor in interest to Glenbrook Life and Annuity Company, and Everlake Distributors, LLC (successor in interest to ALFS, Inc.) effective January 1, 1997. Filed Herewith.

(c)(2)

Underwriting Agreement among Everlake Life Insurance Company and Allstate Financial Advisors Separate Account I and Everlake Distributors, LLC (successor in interest to ALFS, Inc.) effective July 26, 1999. Filed Herewith.

(c)(3)	Principal Underwriting Agreement between Everlake Life Insurance Company and Everlake Distributors, LLC (successor in interest to ALFS, Inc.) effective January 1, 2005. Filed Herewith.
(c)(4)	Amendment to Principal Underwriting Agreement between Everlake Life Insurance Company and Everlake Distributors, LLC effective April 28, 2008. Filed Herewith.
(c)(5)

Assignment & Delegation of Administrative Services Agreements, Underwriting Agreements, and Selling Agreements between ALFS, Inc. and Allstate Life Insurance Company, Allstate Life Insurance Company of New York, Charter National Life Insurance Company, Intramerica Life Insurance Company, Allstate Distributors, LLC, Allstate Financial Services, LLC & Lincoln Benefit Life Company (Incorporated herein by reference toPre-Effective Amendment No. 1 to Form S-3 Registration Statement of Allstate Life Insurance Company, SEC File No. 333-220832, filed on November 3, 2017).

(c)(6)

Amended and Restated Principal Underwriting Agreement, dated June 1, 2006, by and between Allstate Life Insurance Company and Allstate Distributors, LLC (Incorporated herein by reference to the Form S-3 Registration Statement of Allstate Life Insurance Company (SEC File No. 333-169382) dated September 15, 2010).

(c)(7)

Amendment to Principal Underwriting Agreement between Everlake Life Insurance Company and Everlake Distributors, LLC, made and entered into on January 12, 2022 (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-1 Registration Statement of Everlake Life Insurance Company (SEC File No. 333-237708) dated March 30, 2022).

(d)(1)

Form of Flexible Premium Deferred Variable Annuity Certificate and Application (AIM Lifetime Plus) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-3 Registration Statement, SEC File No. 333-220830, filed on November 3, 2017.

(d)(2)	Amendatory Endorsement (LU10244) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-3 Registration Statement, SEC File No. 333-220830, filed on November 3, 2017.
(d)(3)

Flexible Premium Deferred Variable Annuity Contract and Application (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-3 Registration Statement, SEC File No. 333-220831), filed on November 3, 2017).

(d)(4)	Death Benefit Amendatory Endorsement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-3 Registration Statement, SEC File No. 333-220831), filed on November 3, 2017).
(d)(5)	Amendatory Endorsement (LU10244) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-3 Registration Statement, SEC File No. 333-220831, filed on November 3, 2017).
(d)(6)	Enhanced Death and Income Benefit Combination Rider II (Incorporated herein by reference to Post-Effective Amendment No. 5 to Registration Statement (SEC File No. 333-50879) dated July 5, 2000).
(d)(7)	Form of Contract Endorsement (reflecting Allstate Life Insurance Company as issuer) (Previously filed in the initial N-4 Registration Statement (SEC File No. 333-121692) dated December 28, 2004).
(d)(8)	Form of the AIM Lifetime Plus Enhanced Choice Variable Annuity Contract (Incorporated herein by reference to initial Registration Statement (File No. 333-34356) dated April 7, 2000).
(e)	Not applicable.

(f)(1)

Amended and Restated Articles of Incorporation of Allstate Life Insurance Company dated November 8, 2021 (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-1 Registration Statement of Everlake Life Insurance Company (SEC File No. 333-237708) dated March 30, 2022).

(f)(2)

By-Laws of Everlake Life Insurance Company dated November 1, 2021 (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-1 Registration Statement of Everlake Life Insurance Company (SEC File No. 333-237708) dated March 30, 2022).

(g)

Indemnity Reinsurance Agreement Between Allstate Life Insurance Company and The Prudential Insurance Company of America dated June 1, 2006. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (SEC File No. 333-141909) dated June 20, 2007).

(h)	Not applicable.
(i)(1)

The Administrative Services Agreement between Allstate Life Insurance Company and The Prudential Insurance Company of America (Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement (SEC File No. 333-114562) dated February 26, 2021).

(i)(2)

The Master Services Agreement between The Prudential Insurance Company of America and se2, Inc. (Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement (SEC File No. 333-114562) dated February 26, 2021).

(i)(3)	Administrative Services Agreement between EDLLC and ELIC, effective January 1, 2000. Filed Herewith.
(i)(4)

Expense Sharing and Services Agreement, dated November 1, 2021, by and among Everlake Holdings, LP, Everlake US Parent Company, Everlake US Holdings Company, Everlake Reinsurance Limited, Everlake Services Company, Everlake Life Insurance Company, Everlake Assurance Company, Everlake Life Insurance Company Reinsurance Company, Everlake Assignment Company, Everlake Settlement Corporation, Everlake International Assignments, Ltd., Everlake Distributors, LLC, AIMCO Private Fund I Holdings, LLC, AIMCO Private Fund I, LLC, as amended effective November 1, 2021. Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-1 Registration Statement of Everlake Life Insurance Company, SEC File No. 333-237708, filed on March 30, 2022.

(j)	Not Applicable.
(k)	Opinion and consent of General Counsel. Filed Herewith.
(l)(1)	Consent of Independent Registered Public Accounting Firm. Filed Herewith.
(l)(2)	Consent of Independent Auditors. Filed Herewith.
(m)	Not applicable
(n)	Not applicable.
(o)	Not applicable.
(p)

Powers of Attorney for Angela K. Fontana, Laurie L. Harris, Michael Hartt, Michael W. Hovey, Johnny Johns, Ted M. Johnson, Tyler  (Doney) Largey, Philip Sherrill, Susan E. Voss, and Bonnie G. Wasgatt. Filed Herewith.

(q)	Not applicable.
(r)	Not applicable.

ITEM 28. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY:

Our directors and officers are listed below. The principal business address of each of the officers and directors listed below is 3100 Sanders Road, Suite 303,  Northbrook, IL 60062.

NAME	POSITION AND OFFICES WITH INSURANCE COMPANY
Rebecca Baldwin	Vice President
Beth Drinan	Vice President and Head of Internal Audit
Sonya Ekart	Vice President and Assistant Secretary
Angela Fontana	Director, Senior Vice President, Chief Legal Officer and Secretary
Michael Gambler	Head of Information Security
Laurie Harris	Director
Michael Hartt	Senior Vice President and Chief Accounting Officer
Michael Hovey	Director and Chairman of the Board
Christine Husted	Senior Vice President, Treasurer, and Head of Investment Strategy & Operations
Johnny Johns	Director
Ted Johnson	Director, Senior Vice President and Chief Financial Officer
Rebecca Kennedy	Senior Vice President and Chief Operations Officer
Tracy Kirchhoff	Chief Compliance, Ethics and Privacy Officer
Tyler (Doney) Largey	Director, President and Chief Executive Officer
Steven Napoli	Illustration Actuary
Theresa Resnick	Senior Vice President and Actuary
Philip Sherrill	Director
Jeremy Vessels	Senior Vice President and Chief Development Officer
Susan Voss	Director
Bonnie Wasgatt	Director
Yiping Yang	Appointed Actuary, Senior Vice President and Chief Actuary
Rui Zhang	Senior Vice President and Chief Risk Officer
Alexandros Zoppos	Senior Vice President and Chief Technology Officer

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR THE REGISTERED SEPARATE ACCOUNT:

Organizational Chart

Joint Shareholder Committee (Everlake US Holdings Company)
Direct and Indirect delegation of all authority that the shareholders of Everlake US Holdings Company would have had as shareholders to the Joint Shareholder Committee.
Everlake Holdings, LP (Cayman Islands)
Everlake US Parent Company (Delaware)
Everlake US Holdings Company (Delaware)
Everlake Services Company (Delaware)
Everlake Life Insurance Company (Illinois)
Everlake Reinsurance Limited (Cayman Islands)
ELIC Reinsurance Company (South Carolina)
Everlake Assignment Company (Nebraska)
Everlake International Assignments, Ltd. (Delaware)
Everlake Settlement Corporation (Nebraska)
Everlake Private Fund I, LLC (Delaware)
Everlake Private Fund I Holding, LLC (Delaware)
Everlake Assurance Company (Illinois)
Everlake Distributors, LLC (Delaware)

Everlake Life Insurance Company is a life insurance company organized under the laws of the State of Illinois (“Everlake Life”) and is a direct wholly owned subsidiary of Everlake US Holdings Company, a holding company incorporated in the state of Delaware. Everlake US Holdings Company is a direct wholly owned subsidiary of Everlake US Parent Company, a holding company incorporated in the state of Delaware, which is a direct wholly owned subsidiary of Everlake Holdings, LP, a Cayman Islands limited partnership, whose general partner is Blackstone ISG Investment Partners – A Management Associates (Cayman) – NQ L.P., a Cayman Islands exempted limited partnership (“BISG Management Associates”). BISG Management Associates is an indirect subsidiary of Blackstone Inc., a Delaware corporation, which is a publicly traded company listed on the New York Stock Exchange under the ticker symbol “BX” (“Blackstone”). Pursuant to the terms of the Joint Shareholder Committee Agreement, dated November 1, 2021 (as amended, the “Joint Shareholder Committee Agreement”), Everlake US Holdings Company, Everlake US Parent Company, Everlake Holdings, LP, BISG Management Associates and the other entities that otherwise would directly or indirectly control Everlake US Holdings Company, including Blackstone (collectively, the “Delegating Persons”), established and delegated all authority that the shareholders of Everlake US Holdings Company would have had as shareholders to a joint shareholder committee (the “Shareholder Committee”) comprised of three employees of Blackstone with the title of managing director or any equivalent or senior title. The Shareholder Committee possesses and is entitled to exercise rights attendant to the shares of Everlake US Holdings Company held by the Delegating Persons and, as such, its primary role is to consider and vote on matters appropriate for Everlake US Holdings Company’s shareholders, including the election of members of Everlake US Holding Company’s Board of Directors.

ITEM 30. INDEMNIFICATION:

The Amended and Restated Bylaws of Everlake Life Insurance Company provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled. Everlake Life has obtained directors and officers liability insurance which insures against certain liabilities that the directors and officers of Everlake Life and its subsidiaries, may, in such capacities, incur.

The By-Laws of  EDLLC (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney’s fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.

Under the terms of the Amended and Restated Principal Underwriting Agreement with EDLLC, Everlake Life agrees to indemnify Distributors for any liability that it may incur to a contract owner or party-in-interest under a contract covered by the agreement: (a) arising out of any act or omission in the course of or in connection with rendering services under this Agreement; or (b) arising out of the purchase, retention or surrender of a contract; provided, however that Everlake Life will not indemnify EDLLC for any such liability that results from the willful misfeasance, bad faith or gross negligence of EDLLC or from the reckless disregard by EDLLC of its duties and obligations arising under this Agreement.

Insofar as indemnification for liability arising out of the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Everlake Life pursuant to the foregoing provisions, or otherwise, Everlake Life has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by Everlake Life of expenses incurred by a director, officer or controlling person of Everlake Life in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Everlake Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS:

(a) Everlake Distributors serves as principal underwriter and distributor of the securities of the following investment companies:

•	Lincoln Benefit Life Variable Annuity Account

•	Lincoln Benefit Life Variable Life Account

•	Everlake Assurance Company Variable Life Separate Account

•	Everlake Financial Advisors Separate Account I

•	Everlake Life Insurance Company Variable Annuity Separate Account C

•	Everlake Life Variable Life Separate Account A

(b) The directors and officers of EDLLC, the principal underwriter for the contracts described in this registration statement (“Contracts”), are as follows:

Name	Position and Offices with Underwriter
Sonya Ekart	Vice President and Assistant Secretary
Angela Fontana	Manager, Senior Vice President, Chief Legal Officer and Secretary
Julie Harrigan	Treasurer, Controller & Financial and Operations Principal (FINOP)
Michael Hartt	Senior Vice President and Chief Accounting Officer
Christine Husted	Senior Vice President and Assistant Treasurer
Patrick Jeneske	Chief Compliance Officer
Rebecca Kennedy	Manager, President and Chief Executive Officer
Tracy Kirchhoff	AML Officer
Tyler (Doney) Largey	Manager and Chairman of the Board

The principal business address of each of the officers and directors is 3100 Sanders Road, Suite 303,  Northbrook, IL 60062.

(c) Compensation from the Registrant

The following commissions and other compensation were received by Everlake Distributors, the principal underwriter of the Contracts, directly or indirectly, from the Registrant for the year ended December 31, 2025.

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Discounts and Commissions	Net Underwriting Compensation on Redemption	Brokerage Commissions	Compensation
Everlake Distributors, LLC	N/A	N/A	$0	N/A

ITEM 31A. INFORMATION ABOUT CONTRACTS WITH INDEX-LINKED OPTIONS AND FIXED OPTIONS SUBJECT TO A CONTRACT ADJUSTMENT:

(a) As of December 31, 2025:

Name of the Contract	Number of Contracts Outstanding	Total Value Attributable to the Index-Linked Option and/or Fixed Option subject to an Adjustment	Number of Contracts Sold During the Prior Calendar Year	Gross Premiums Received During the Prior Calendar Year	Amount of Contract Value Redeemed During the Prior Calendar Year	Combination Contract
The AIM Lifetime Plus	669	$1,822,812.00	0	$643,057.00	$-7,873,913.00	Yes
AIM Lifetime Plus II	1,143	$6,072,999.00	0	$2,351,080.00	$-19,101,218.00	Yes
AIM Lifetime Enhanced Choice	128	$1,097,402.00	0	$92,890.00	$-929,412.00	Yes

(b) Not Applicable.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS:

Not Applicable.

ITEM 33. MANAGEMENT SERVICES:

None.

ITEM 34. FEE REPRESENTATION AND UNDERTAKINGS:

With regard to the offering of the MVA Account Options under this registration statement, the Company undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and

(2)	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, all in the Township of  Northfield, and State of Illinois, on this    13th day of April, 2026.

EVERLAKE LIFE INSURANCE COMPANY (INSURANCE COMPANY)
By:	/s/ Angela K. Fontana
Angela K. Fontana Director, Senior Vice President, Chief Legal Officer and Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated, on this 13th day of April, 2026.

/s/ Angela K. Fontana Angela K. Fontana	Director, Senior Vice President, Chief Legal Officer and Secretary
*/ Laurie L. Harris Laurie L. Harris	Director
*/ Michael Hartt Michael Hartt	Senior Vice President and Chief Accounting Officer
*/ Michael W. Hovey Michael W. Hovey	Director
*/ Johnny Johns Johnny Johns	Director
*/ Ted M. Johnson Ted M. Johnson	Director, Senior Vice President and Chief Financial Officer
*/ Tyler E. Largey Tyler E. Largey	Director, President and Chief Executive Officer
*/ Philip Sherrill Philip Sherrill	Director
*/ Susan E. Voss Susan E. Voss	Director
*/ Bonnie G. Wasgatt Bonnie G. Wasgatt	Director
*	/By: /s/ Angela K. Fontana, on behalf of those indicated pursuant to Power of Attorney.